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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------

       Date of report (Date of earliest event reported): November 01, 2004



                          WAKE FOREST BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)

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
           UNITED STATES                     000-25999                   56-2131079
  (State or other jurisdiction of         (Commission File      (IRS Employer Identification
     incorporation) Number) No.)


           302 SOUTH BROOKS STREET, WAKE FOREST, NORTH CAROLINA 27587
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (919) 556-5146

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 1.01-6.01    NOT APPLICABLE.

ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

                  See Item 9 per SEC Release 33-8216, March 27, 2003.

ITEM 7.01         FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

(c) The following exhibits are filed with this Report: Exhibit No. Description

99.1 Press release issued by Wake Forest Bancshares, Inc. on November 01, 2004, furnished in accordance with Item 12 of this Current Report on Form 8-K.

ITEM 8.01         NOT APPLICABLE.

ITEM 9.01         REGULATION FD

                  The following information is furnished under this Item 9 in satisfaction of Item 12, "Disclosure of Results of Operations and Financial Condition."

                  On November 01, 2004, Wake Forest Bancshares, Inc. announced its earnings for the fourth quarter of its 2004 fiscal year. A copy of the press release dated November 01, 2004, describing fourth quarter and year end earnings is attached as Exhibit 99.1.

ITEM 10.01-11.01  NOT APPLICABLE.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          WAKE FOREST BANCSHARES, INC.




                                            By: /s/ Robert C. White
                                                ----------------------------
                                            Name:  Robert C. White
                                            Title: President, Chief Executive
                                                   Officer and Chief Financial
                                                   Officer

Date: November 01, 2004




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                                  EXHIBIT INDEX



     EXHIBIT NO.       DESCRIPTION
     -----------       -----------
         99.1          Press Release dated November 01, 2004.